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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 17, 2002




                           FIRST COMMUNITY CORPORATION
                           ---------------------------
                            (Exact name of registrant
                          as specified in its charter)




    South Carolina                 000-28344                   57-1010751
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   (State or other                (Commission               (I.R.S. Employer
   jurisdiction of                File Number)             Identification No.)
   incorporation)




                5455 Sunset Blvd, Lexington, South Carolina 29072
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (803) 951-0508




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

On January 17, 2002, First Community Corporation announced that its Board of Directors has approved a 5-for-4 stock split of its common stock in the form of a 25 percent stock dividend which is payable on or about February 28, 2002 to shareholders of record on January 31, 2002. These shareholders will receive one additional share of common stock for each four shares of common stock they hold on the record date. In lieu of fractional shares, each shareholder will be paid a cash equivalent based on the average closing price of the common stock on the OTC Bulletin Board on the record date.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No. 99.1 - Description:     Press release issued January 17, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST COMMUNITY CORPORATION



                                  By:    /s/ Michael Crapps
                                     ------------------------------------------
                                  Name:   Michael Crapps
                                  Title:  President and Chief Executive Officer

Dated: January 18, 2002


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